                                                                   EXHIBIT 99.26

                                    FORM OF

                          CERTIFICATE OF DESIGNATIONS

                                      OF

              THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

                                      OF

                            BOSTON PROPERTIES, INC.

                               ________________

     Boston Properties, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

     That, pursuant to authority conferred upon the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 the Delaware General Corporation Law, said Board of Directors, at a meeting duly held on September __, 1998, adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of a series of preferred stock, which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, a series of preferred stock of the Corporation designated as Series A Convertible Redeemable Preferred Stock be, and it hereby is, created and authorized, and the issuance thereof is provided for, and that the designation and number of shares, and relative rights, preferences and powers thereof, shall be as set forth in the form appended hereto as Exhibit A.
                   ---------

     IN WITNESS WHEREOF, Boston Properties, Inc. has caused this certificate to be executed in its name and on its behalf by its _____________ as of this ___ day of ______, 1998.

                               BOSTON PROPERTIES, INC.

                               By:
                                   -------------------------
                                   Name:
                                   Title:

                                   EXHIBIT A
                                   ---------

(1)  Designation and Number.  A series of Preferred Stock, designated the
     ----------------------
     "Series A Convertible Redeemable Preferred Stock" (the "Series A Preferred Stock") is hereby established. The number of shares of Series A Preferred Stock hereby authorized shall be two million (2,000,000).

(2)  Definitions.  For purposes of the Series A Preferred Stock, the following
     -----------
     terms shall have the meanings indicated:

     "Cash Business Combination" means a Transaction in which the fair market value of the aggregate consideration into which the outstanding shares of Common Stock are or will be exchanged or converted, or which holders of such shares will be entitled to receive, consists of 40% or less voting common equity. In determining whether a Transaction is a Cash Business Combination, the following will apply: (a) if elections for the type of consideration may be made by the holders of Common Stock, it will be assumed that all holders of Common Stock elect or will elect consideration other than voting common equity, (b) the determination shall be made in good faith by the Board of Directors, based on the fair market values of the consideration to be issued in the Transaction as of the date the definitive merger or other agreement relating thereto is entered into, and
     (c) if any of the consideration to be issued in the Transaction is a publicly traded security, the fair market value of that security shall be the Current Market Price of such security as of the date the definitive merger or other agreement relating thereto is entered into.

     "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation.

     "Conversion Price" shall mean the conversion price per share of Common Stock for which each share of Series A Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section 7 hereof. The initial Conversion Price shall be an amount equal to $38.10.

     "Conversion Date" shall have the meaning set forth in paragraph (d) of
     Section 7 hereof.

     "Conversion Period" shall have the meaning set forth in paragraph (a) of
     Section 7 hereof.

     "Conversion Right" shall have the meaning set forth in paragraph (a) of
     Section 7 hereof.

     "Current Market Price" of a share of Common Stock or of a publicly traded security of any other issuer for any day shall mean the last reported sales price, regular way, on

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

     such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the Corporation.

     "Dividend Payment Date" shall mean the fifteenth day of February, May, August and November, in each year, commencing on ___________, 199_; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

     "Dividend Periods" shall mean quarterly dividend periods from and after a Dividend Payment Date and to and excluding the next succeeding Dividend Payment Date (other than the initial Dividend Period, which shall commence on the day after the Issue Date and end on and exclude __________, 199_)

     "Fair Market Value" shall mean the average of the daily Current Market Prices per share of Common Stock during the ten (10) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "`ex' date," when used with respect to any issuance or distribution, means the first day on which shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Forced Conversion" has the meaning set forth in Section 7(b) hereof.

     "Forced Conversion Amount" shall mean the number of shares of Series A Preferred Stock which the Corporation may require to be converted as provided in paragraph 7(b).

     "Forced Conversion Option" shall have the meaning set forth in paragraph
     (b) of Section 7 hereof.

     "Issue Date" shall mean ____________, 199_ [the date the shares are purchased].

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     "Junior Preferred Stock" shall mean any class or series of capital stock of the Corporation the holders of which are entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, junior in priority to the holders of the Series A Preferred Stock, but senior in priority to the holders of Common Stock.

     "Junior Stock" shall mean the Common Stock and any other class or series of capital stock of the Corporation constituting junior stock within the meaning set forth in paragraph (a) of Section 9 hereof.

     "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

     "Option Strike Date" shall have the meaning set forth in paragraph (a) of
     Section 5 hereof.

     "Parity Stock" shall have the meaning set forth in paragraph (b) of Section 9 hereof.

     "Partnership" shall mean Boston Properties Limited Partnership, a Delaware limited partnership, or any successor entity.

     "Preferred Rate" shall mean, at any given time, the rate per annum as to which dividends accrue on each share of Series A Preferred Stock, based on the Liquidation Preference, for purposes of determining the Stated Quarterly Dividend in effect at such time, as set forth in the following schedule:

     Time Period                              Preferred Rate
     -----------                              --------------

     [Issue Date] to March 31, 1999           5.0%
     April 1, 1999 to December 31, 1999       5.5%
     January 1, 2000 to December 31, 2000     5.625%
     January 1, 2001 to December 31, 2001     6.0%
     January 1, 2002 to December 31, 2002     6.5%
     January 1, 2003 to _______, 2009
          [up to the midpoint of year 11]     7.0%
     ________, 2009 and thereafter            6.0%

     "Ratchet Dividend" shall mean for each Dividend Payment Date a dividend payable, if applicable, per share of Series A Preferred Stock in respect of the Dividend Period ending on such Dividend Payment Date. The Ratchet Dividend for each Dividend Period shall be equal to the dividend which would have been paid in respect of such share of Series A Preferred Stock had (i) such share of Series A Preferred Stock been converted into (x) a number of shares of Common Stock determined by dividing the Liquidation Preference by the Conversion Price in effect on such Dividend Payment Date and any (y) Other Securities (as defined below) issuable upon such conversion and (ii) there had been paid in respect of each such share of Common Stock and Other Securities (including any fractional portion thereof to the fourth decimal) a dividend (the "Regular Dividend") equal to the regular, quarterly cash dividend paid to holders

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

     of record of Common Stock and Other Securities on that record date (the "Reference Record Date") which is closest to the end of the calendar quarter preceding such Dividend Payment Date. For purposes of determining the Ratchet Dividend, in the event that a special cash dividend or distribution was paid to holders of Common Stock and Other Securities on the Reference Record Date or at any time prior to the Reference Record Date and after the last record date for regular, quarterly cash dividends, then in such event the Ratchet Dividend shall include, in addition to the Regular Dividend paid in respect of the Reference Record Date, the amount of such special cash dividend or distribution paid in respect of each share of Common Stock or Other Security (for clarity, it is noted that the effect of this sentence is to assure that in calculating the Ratchet Dividend the holders of Series A Preferred Stock will benefit from any cash dividends or distributions paid in respect of Common Stock and Other Securities even if such cash dividends or distributions might not be characterized as "regular, quarterly cash dividends"). In the event that a share of Series A Preferred Stock is outstanding for only a portion of a Dividend Period, then the Ratchet Dividend with respect to such share of Series A Preferred Stock and such Dividend Period shall be determined as provided in the preceding sentence but shall then be adjusted by multiplying such amount by a fraction, the numerator of which equals the number of days such share of Series A Preferred Stock had been outstanding during such period and the denominator of which shall equal the total number of days during such Dividend Period. As used herein, the term "Other Security" means any security in addition to Common Stock (including Junior Preferred Stock) which may be issuable to a holder of Series A Preferred Stock upon conversion of a share of Series A Preferred Stock.

     "Redemption Notice" shall have the meaning set forth in paragraph (b) of
     Section 5 hereof.

     "Redemption Right" shall have the meaning set forth in paragraph (a) of
     Section 5 hereof.

     "Securities" shall have the meaning set forth in paragraph (g)(iii) of
     Section 7 hereof.

     "Series A Preferred Nominee" shall have the meaning set forth in Section 3(j).

     "Series A Preferred Stock" shall have the meaning set forth in Section 1 hereof.

     "Source Agreements" shall mean that certain Master Transaction Agreement dated September __, 1998 by and among the Corporation, the Partnership and certain other parties listed therein, and each of the other agreements contemplated therein.

     "Stated Quarterly Dividend" shall mean for each Dividend Payment Date a dividend payable, if applicable, per share of Series A Preferred Stock in respect of the Dividend Period ending on such Dividend Payment Date. The Stated Quarterly Dividend for

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     each Dividend Period shall equal the sum of the following products for each day in such Dividend Period on which the share of Series A Preferred Stock is outstanding: (i) the Preferred Rate in effect on such day divided by 365, multiplied by (ii) the Liquidation Preference.

     "Target Amount" shall mean that number of shares of Series A Preferred Stock having a Liquidation Preference equal to one-sixth of the aggregate Liquidation Preference of the Series A Preferred Stock created hereby and issued on the Issue Date.

     "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange ("NYSE"), or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on such Nasdaq National Market, in the applicable securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in paragraph (h) of Section 7 hereof.

(3)  Dividends.
     ---------

     (a) The holders of Series A Preferred Stock shall be entitled to receive, in respect of each Dividend Payment Date, when, as and if authorized and declared by the Board of Directors out of assets legally available for that purpose, cumulative preferential dividends payable in cash in an amount per share of Series A Preferred Stock equal to the greater of (i) the Stated Quarterly Dividend for such Dividend Payment Date or
          (ii) the Ratchet Dividend for such Dividend Payment Date. Such dividends shall, with respect to each share of Series A Preferred Stock, be cumulative from and including the Issue Date, whether or not in, or with respect to, any Dividend Period or Periods (i) such dividends are declared, (ii) the Corporation is contractually prohibited from paying such dividends or (iii) there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized and declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in, or with respect to, any Dividend Period or Periods (i) such dividends are declared, (ii) the Corporation is contractually prohibited from paying such dividends or (iii) there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series A Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date") (or, in the case of a Dividend Payment

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          Record Date that coincides with a record date for payment of dividends on Common Stock, not more than 60 days preceding the applicable Dividend Payment Date), as shall be fixed by the Board of Directors; provided, however, that with respect to the first Dividend Period, the Dividend Payment Record Date for such period will be on or after the Issue Date. Accrued and unpaid dividends for any past Dividend Periods and any additional amounts as provided in subsection (f) may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof (or, in the case of a record date that coincides with a record date for payment of dividends on Common Stock, not more than 60 days preceding the applicable payment date thereof), as may be fixed by the Board of Directors.

     (b) The first Dividend Period with respect to the Series A Preferred Stock shall be for the period from on and after the Issue Date to the first Dividend Payment Date of (and excluding) ____________, 199_.

     (c) So long as any shares of Series A Preferred Stock are outstanding, no dividends (whether in cash or in kind or upon liquidation of the Corporation), except as described in the immediately following sentence, shall be authorized and declared or paid on any series or class or classes of Parity Stock for any period nor shall any shares of Parity Stock be redeemed, purchased or otherwise acquired for any consideration or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of Parity Stock, directly or indirectly (except by conversion into or exchange for shares of Parity Stock or Junior Stock), unless full cumulative dividends, including, if applicable, the further preferential dividend provided in subsection (f), have been or contemporaneously are authorized and declared and paid on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the dividend payment date on (or date of purchase, redemption or other acquisition of) such class or series of Parity Stock. When dividends are not paid in full upon the Series A Preferred Stock and any other class or classes of Parity Stock, all dividends authorized upon the Series A Preferred Stock and any other class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and such Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend).

     (d) So long as any shares of Series A Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of Junior Stock, or options, warrants or rights to subscribe for or purchase shares of Junior Stock) shall be authorized and declared or paid or other distribution authorized and declared or made upon shares of Junior Stock for any period, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of employee incentive or employee benefit plans of the Corporation or any of its subsidiaries), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of Junior Stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case (i) the full cumulative dividends on all outstanding shares of Series A Preferred Stock, including, if applicable, the further preferential dividend provided in subsection (f), and any other Parity Stock of the Corporation shall have been paid for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Parity Stock and (ii) sufficient funds shall have been paid for or irrevocably set aside and designated for payment of the dividend due for the current Dividend Period with respect to the Series A Preferred Stock.

     (e) Without limiting the other provisions hereof, no dividends on shares of Series A Preferred Stock (other than liquidating distributions made in accordance with Section 4 hereof) shall be paid by the Corporation at such time as the terms and provisions of any agreement of the Corporation or its affiliates or subsidiaries, relating to bona fide indebtedness for borrowed money, prohibits such declaration or payment or provides that such declaration or payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law (and such failure to pay dividends on the Series A Preferred Stock shall prohibit other dividends and distributions by the Corporation as described in Sections 3(c) and (d)).

     (f) Notwithstanding the foregoing, dividends on the Series A Preferred Stock shall accrue whether or not the terms and provisions set forth in Section 3(e) hereof at any time prohibit the current payment of dividends, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Series A Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable and a further preferential dividend at the per annum rate then applicable for the period or periods specified in subsection (a) above shall accrue during the period of accumulation and be paid in respect of such unpaid dividends until the amount thereof and the further preferential amount thereon shall have been paid in full.

     (g) Upon liquidation, dissolution or winding up of the Corporation, no dividends shall be paid to any series or class or classes of Junior Stock until after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in Section 4(a).

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     (h)  Any dividend made on the Series A Preferred Stock shall first be credited against the further preferential dividend provided in subsection (f) above and then against the earliest accrued but unpaid dividend due with respect to such Series A Preferred Stock which remains payable. The only dividends to which the Series A Preferred Stock shall be entitled are those described in this Section 3.

     (j) The holders of Series A Preferred Stock will be eligible to nominate, and to have appointed, one director to the Company's Board of Directors, subject to the following conditions, qualifications and procedures:

               (I) The provisions of this subparagraph (j) shall only apply for so long as The Prudential Insurance Company of America ("Prudential"), directly or indirectly through affiliates, beneficially owns 2,000,000 shares of Series A Preferred Stock (subject to adjustment in the event of a stock split or reverse stock split in the Series A Preferred Stock). As used in the preceding sentence, "beneficially owns" has the meaning ascribed thereto in Rule 13d-3, as in effect on the date hereof, under the Securities Exchange Act of 1934, except that it shall not include "shared" voting or investment power (i.e., Prudential will be deemed to beneficially own the Series A Preferred Stock only if it and its affiliates have sole voting or investment power with respect thereto). The provisions of this subparagraph (j) shall not benefit any subsequent transferee of the Series A Preferred Stock except for affiliates of Prudential (i.e., transferees that are controlled by, control or are under common control with Prudential), and in any event only if Prudential or such affiliate is deemed to beneficially own the shares of Series A Preferred Stock acquired by such affiliate. As a condition to implementation of the rights of the holders of Series A Preferred Stock set forth in this subparagraph (j), the Corporation may require certification by Prudential that the condition set forth in this clause (I) is met.

               (II) If and for so long as an aggregate of six quarterly dividends payable on the Series A Preferred Stock are in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not
               (i) such dividends are declared, (ii) the Corporation is contractually prohibited from paying such dividends or (iii) there shall be assets of the Corporation legally available for the payment of such dividends, the number of directors then constituting the Board of Directors shall be increased by one and the Board of Directors shall appoint a Series A Preferred Nominee to fill the vacancy thus created. A "Series A Preferred Nominee" means a person that the holders of a majority of the Series A Preferred Stock, by written consent of such holders or by vote at a special meeting of the holders of Series A Preferred Stock, have formally nominated to be appointed to the Board of Directors to fill such vacancy, provided that the Board of Directors shall only be obligated to appoint a Series A Preferred Nominee to fill such vacancy if:

                    (A) The holders of Series A Preferred Stock nominate three Series A Preferred Nominees, from which the Board of Directors may select one such person to fill such vacancy, and

                    (B) Each Series A Preferred Nominee (other than any Series A Preferred Nominee that is an employee of Prudential or an affiliate of Prudential) is reasonably acceptable to the Board of Directors, and

                    (C) Each such Series A Preferred Nominee submits to the Board of Directors a duly-executed, binding and enforceable letter of resignation from the Board, to be effective immediately upon the date on which all arrears in dividends on the Series A Preferred Stock shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment.

               (III) Whenever all arrears in dividends on the Series A Preferred Stock shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Stock to have a Series A Preferred Nominee appointed to, and remain on, the Board of Directors shall cease (but subject always to the same provision for the vesting of the rights set forth in this subparagraph (j) in the case of any similar future arrearages in six quarterly dividends), and the term of office of the Series A Preferred Nominee that was appointed to the Board of Directors shall forthwith terminate and the number directors constituting the Board of Directors shall be reduced accordingly.

               (IV) At any time after the rights of the holders of Series A Preferred Stock set forth in this subparagraph (j) shall be in effect, the Secretary of the Corporation shall upon the written request of any holder of Series A Preferred Stock (addressed to the Secretary at the principal office of the Corporation), call a special meeting of the holders of the Series A Preferred Stock for the election of three Series A Preferred Nominees.

               (V) The Series A Preferred Nominee that is appointed to the Board of Directors shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. At such annual meeting, the holders of the Series A Preferred Stock may (i) reelect such Series A Preferred Nominee by majority consent or vote or (ii) repeat the procedures described above to have a successor appointed by the Board of Directors. If any vacancy shall occur in the office reserved for the Series A Preferred Nominee, a successor shall be appointed by the Board of Directors after repeating the procedures described above.

(4)  Liquidation Preference.
     ----------------------

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to the holders of Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive Fifty Dollars ($50.00) per share of Series A Preferred Stock (the "Liquidation Preference") or, if greater, the amount which each holder would receive in respect of the Common Stock and Other Securities and property it would receive upon conversion of its shares of Series A Preferred Stock if all shares of Series A Preferred Stock were converted pursuant to Section 7 immediately prior to the distribution of liquidation proceeds, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon pursuant to Section 3 to the date of final distribution to such holder; but such holders of Series A Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series A Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series A Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

     (b) Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Stock and Parity Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed.

     (c) After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Sections 4(a) and (b), the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

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

     (d) The consolidation or merger of the Corporation with or into any other corporation, partnership, trust or entity or of any other corporation, partnership, trust or entity with or into the Corporation, or an exchange of capital stock, or the sale, lease or conveyance of all or substantially all of the property or business of the Corporation (unless the net proceeds of any of the foregoing transactions shall be distributed to the holders of capital stock rather than reinvested), shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

(5)  Redemption.
     ----------

     (a) Subject to adjustment as provided in this Section 5, on each of [each of those Business Days which is six months after the tenth, eleventh, twelfth, thirteenth, fourteenth and fifteenth anniversary of the Closing Date of the transactions contemplated in the Master Transaction Agreement] (each an "Option Strike Date") (i) each of the holders of Series A Preferred Stock, upon giving prior written notice as provided below, shall have the right (the "Redemption Right") to require that the Corporation redeem for cash, at a redemption price of $50 per share of Series A Preferred Stock, shares of Series A Preferred Stock held by such holder; provided that the maximum number of shares of Series A Preferred Stock that may be required to be redeemed from all such holders is equal to the Target Amount; provided, further, that a holder may not exercise the Redemption Right for less than one thousand (1,000) shares of Series A Preferred Stock or, if such holder holds less than one thousand shares of Series A Preferred Stock, all of the shares of Series A Preferred Stock held by such holder; and (ii) the Corporation, upon giving prior written notice as provided below, shall have the Redemption Right to require the redemption for cash, at a redemption price of $50 per share of Series A Preferred Stock, of a number of shares of Series A Preferred Stock equal to, but not in excess of, the Target Amount (in the aggregate from all holders); provided, however, that the Corporation may not require the redemption on any Option Strike Date of more than the lesser of (A) the Target Amount in respect of such Option Strike Date or (B) such number of shares of Series A Preferred Stock as shall have an aggregate Liquidation Preference equal to the excess of (i) the aggregate Liquidation Preference of the sum of the Target Amounts for all prior Option Strike Dates and the currently applicable Option Strike Date over (ii) the aggregate Liquidation Preference of all shares of Series A Preferred Stock previously converted (including Forced Conversions), noticed for conversion on such Option Strike Date, previously redeemed, and noticed for redemption on such Option Strike Date.

          The exercise of a Redemption Right on any Option Strike Date shall not be cumulative (i.e., the Target Amount with respect to any Option Strike Date is the maximum number of shares of Series A Preferred Stock subject to mandatory redemption by either the Corporation or the holders of Series A Preferred Stock on each Option Strike Date); any shares of Series A Preferred Stock that are not converted pursuant to Section 7 or redeemed pursuant to this Section 5 on or before ______ [the last Option Strike Date] shall remain outstanding and shall have all of the rights and preferences set forth in this Certificate except that the provisions of this Section 5 shall not apply to any shares of Series A Preferred Stock outstanding after such date.

     (b) In order to exercise its Redemption Right, a holder of Series A Preferred Stock shall deliver a notice (a "Redemption Notice," such term to also include the notice required to be delivered by the Corporation upon exercise of its Redemption Right) in the form attached hereto as Exhibit B to the Corporation not less than 40 nor more than 70 days prior to an Option Strike Date. If a holder of Series A Preferred Stock who has delivered a Redemption Notice pursuant to this Section 5 converts the shares tendered for redemption prior to the redemption date, the Redemption Notice shall be deemed revoked. The Corporation may exercise its Redemption Right by delivering in writing a Redemption Notice, containing the information provided in subsection (d), to each holder of record of Series A Preferred Stock, not less than 30 nor more than 70 days prior to an Option Strike Date.

          If, pursuant to the exercise of a Redemption Right by holders of the Series A Preferred Stock, with such redemption to be effective on an Option Strike Date, holders tender for redemption a number of shares of Series A Preferred Stock having an aggregate Liquidation Preference greater than the Target Amount, the Corporation may redeem all such shares tendered for redemption or a lesser number of shares, as the Corporation determines in its sole discretion, but not less than the Target Amount; provided, however, that if the Corporation does not redeem all shares of Series A Preferred Stock so tendered for redemption, the Corporation shall redeem shares ratably from each tendering holder in proportion to the respective number of shares tendered. If the holders have tendered for redemption a number of shares of Series A Preferred Stock less than the Target Amount and the Corporation delivers a Redemption Notice to redeem a number of shares of Series A Preferred Stock greater than the number of shares tendered for redemption by the holders, the Corporation shall first redeem the shares of Series A Preferred Stock of those holders exercising their Redemption Right pursuant to this Section 5 and shall then redeem, on a pro rata basis, shares of Series A Preferred Stock from all holders who hold shares after giving effect to such redemption; provided, however, that in such case, (i) the Corporation shall deliver a separate notice at least 30 days prior to the Option Strike Date, containing the information provided in subsection (d), to all holders of the shares of Series A Preferred Stock to be so redeemed indicating the number of shares to be so redeemed, and (ii) the total number of shares to be redeemed (upon notice by the Corporation and the holders, collectively) shall not exceed the Target Amount.

          If the Corporation delivers a Redemption Notice to the holders of the Series A Preferred Stock, the holders shall have the right, subject to
          Section 7(a), to convert their shares of Series A Preferred Stock into Common Stock, pursuant to Section 7, on or before the Option Strike Date. To the extent that such shares of Series A Preferred Stock are so converted, the right of the Corporation to require the redemption of Series A Preferred Stock shall be reduced by the aggregate Liquidation Preference of the shares of Series A Preferred Stock so converted (and the reduction in the number of shares of Series A Preferred Stock to be redeemed from each holder shall be allocated first to the holders who so elected to convert their shares and second pro rata among all other holders).

          Within two Business Days of a redemption of Series A Preferred Stock, the Corporation shall pay the redemption price by certified check to or on the order of those holders whose shares of Series A Preferred Stock have been redeemed.

     (c) Immediately prior to any redemption of Series A Preferred Stock and as a condition to such redemption, the Corporation shall pay, in cash, all accumulated and unpaid dividends, including the further preferential dividend provided in Section 3(f), through the Option Strike Date in respect of all shares of Series A Preferred Stock, including those shares to be redeemed. Unless full cumulative dividends on all shares of Series A Preferred Stock have been paid, the Corporation may not require the shares of Series A Preferred Stock to be redeemed.

     (d)  A Redemption Notice shall be provided in the manner provided in
          Section 11. Any defect in a Redemption Notice or in the mailing thereof to any particular holder or the Corporation shall not affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date of deemed delivery provided in
          Section 11, whether or not the holder receives the notice. Each of the Corporation's Redemption Notices shall state, as appropriate: (1) the Option Strike Date; (2) the number of shares of Series A Preferred Stock to be redeemed in the aggregate from all holders and, if fewer than all the shares of Series A Preferred Stock held by such holder are to be redeemed, the number of such shares of Series A Preferred Stock to be redeemed from such holder; and (3) that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accrue on such Option Strike Date except as otherwise provided herein. Notice having been delivered as aforesaid, from and after the Option Strike Date (unless the Corporation shall fail to pay the redemption price on the date required), (i) except as otherwise provided herein, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of Series A Preferred Stock of the Corporation shall cease (except the right to receive the redemption price and the amounts required to be paid under subsection (c)).

          After the redemption of Series A Preferred Stock as aforesaid, the Corporation shall deliver to such holder, upon his written request, a certificate of the Corporation certifying the number of shares of Common Stock and Series A Preferred Stock held by such person immediately after such redemption. The Corporation shall also advise each holder as to the number of shares of Series A Preferred Stock redeemed and the number of shares of Series A Preferred Stock which remain outstanding.

     (e) Each holder of Series A Preferred Stock covenants and agrees with the Corporation that all shares of Series A Preferred Stock delivered for redemption pursuant to this Section 5 shall be delivered to the Corporation free and clear of all liens, and, notwithstanding anything contained herein to the contrary, the Corporation shall not be under any obligation to acquire shares of Series A Preferred Stock which are subject to any liens.

(6)  Intentionally Omitted.

(7)  Conversion.  Holders of Series A Preferred Stock shall have the right (the
     ----------
     "Conversion Right") to convert all or a portion of their shares of Series A Preferred Stock into shares of Common Stock (provided, however, that a holder may not exercise the Conversion Right for less than one thousand (1,000) shares of Series A Preferred Stock or, if such holder holds less than one thousand shares of Series A Preferred Stock, all of the shares of Series A Preferred Stock held by such holder), and the Corporation shall have the right on each Option Strike Date to cause a conversion of shares of Series A Preferred Stock into shares of Common Stock, subject, in each case, to the following conditions and procedures:

     (a) Subject to and upon compliance with the provisions of this Section 7, a holder of Series A Preferred Stock shall have the right, at his or her option, at any time and from time to time during the period on or after the earlier of (i) __________ [the last Business Day of the calendar year of the fourth anniversary of the Closing Date of the transactions contemplated in the Master Transaction Agreement] and
          (ii) the effective time of a Cash Business Combination (the period beginning on and after the earlier of such dates, the "Conversion Period"), to convert its shares of Series A Preferred Stock into the number of fully paid and non-assessable shares of Common Stock obtained by dividing the aggregate Liquidation Preference of such shares of Series A Preferred Stock by the Conversion Price as in effect as of such time (i.e. after adjustment as described in subsection (g)) by delivering a Conversion Notice in the form attached hereto as Exhibit A within the time period specified in paragraph (d) below and in the manner provided in Section 11; provided, however, that the right to deliver a conversion notice with respect to shares of Series A Preferred Stock called or tendered for redemption pursuant to Section 5 hereof shall terminate on that day which is the fifth business day prior to the applicable Option Strike Date on which such shares are to be redeemed, unless the Corporation shall default in making any cash payment required upon a redemption on such date as provided in Section 5 hereof. A conversion of shares of Series A Preferred Stock specified in the Conversion Notice shall occur automatically at the close of business on the applicable Conversion Date without any action on the part of the holders of Series A Preferred Stock, and immediately after the close of business on the Conversion Date the holders of Series A Preferred Stock who had all or a portion of their shares of Series A Preferred Stock converted shall be credited on the books and records of the Corporation with the issuance as of the opening of business on the next day of the shares of Common Stock issuable upon such conversion.

     (b) If, as of an applicable Option Strike Date, the Target Amount for such Option Strike Date has not been redeemed and/or converted (or noticed for conversion and/or redemption on such Option Strike Date) as a result of holders of Series A Preferred Stock and/or the Corporation exercising Redemption Rights pursuant to Section 5 and/or such holders exercising their conversion rights pursuant to this Section 7, the Corporation, subject to and upon compliance with the provisions of this Section 7, may convert (a "Forced Conversion") not more than the lesser of (A) the Target Amount in respect of such Option Strike Date or (B) such number of shares of Series A Preferred Stock as shall have an aggregate Liquidation Preference equal to the excess of (i) the aggregate Liquidation Preference of the sum of the Target Amounts for all prior Option Strike Dates and the currently applicable Option Strike Date over (ii) the aggregate Liquidation Preference of all shares of Series A Preferred Stock previously converted, noticed for conversion by the holders on such Option Strike Date, previously redeemed, and noticed for redemption on such Option Strike Date (the "Forced Conversion Amount") of Series A Preferred Stock into a number of shares of Common Stock determined in accordance with the Conversion Price in effect on such date as determined in accordance with subsection (a) by transmitting for delivery a Conversion Notice, in the manner prescribed in Section 11 within one business day after the applicable Option Strike Date, to the holders of the shares of Series A Preferred Stock which are to be so converted (the "Forced Conversion Option") ratably in proportion to the shares of Series A Preferred Stock then outstanding from the holders thereof (after giving effect to the redemptions and conversions otherwise noticed to occur on such Option Strike Date); provided, further, however, that such

          Forced Conversion Option may only be exercised by the Corporation if the value of a share of Common Stock, calculated on its weighted average closing price during the 10 Trading Days prior to the second Trading Day preceding the exercise of the Forced Conversion Option, is equal to or greater than 110% of the Conversion Price.

     (c) Immediately prior to any conversion of shares of Series A Preferred Stock, the Corporation shall pay, in cash, all accumulated and unpaid dividends including the further preferential dividends provided in
          Section 3(f) through the Conversion Date on all shares of Series A Preferred Stock. A holder of shares of Series A Preferred Stock shall have no right with respect to any shares of Series A Preferred Stock so converted to receive any distributions paid after the Conversion Date with respect to such shares and his interest in the Corporation as to such converted shares shall be terminated; provided, however, that in the event the Corporation is legally or contractually prohibited from paying, or fails for any other reason to pay, such accumulated and unpaid dividends prior to any conversion and such holder elects to continue with and permit such conversion after notice from the Corporation of such inability or failure, such holder shall still be entitled to receive all such accumulated and unpaid dividends, if any, that remain unpaid after such conversion, as well as a further preferential dividend on such unpaid dividends as provided in Section 3(f), which dividends shall be paid by the Corporation as soon as it is legally and contractually permitted to do so.

     (d) After the conversion of shares of Series A Preferred Stock as aforesaid, the Corporation shall deliver to such holder, upon his written request, a certificate of the Corporation certifying the number of shares of Common Stock and Series A Preferred Stock held by such person immediately after such conversion.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "Conversion Date") specified in the Conversion Notice (which shall not be earlier than 5 days after mailing of the Conversion Notice nor later than sixty (60) days after such date) or upon the Option Strike Date in the case of a Forced Conversion pursuant to Section 7(b) and the shares of Series A Preferred Stock so presented for conversion shall be deemed converted into shares of Common Stock at the close of business on such date, and such conversion shall be in accordance with the Conversion Price in effect on such date (unless such day is not a Business Day, in which event such conversion shall be deemed to have become effective at the close of business on the next succeeding Business Day) as determined in accordance with subsection (a).

     (e) No fractions of shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Series A Preferred Stock, the Corporation shall pay to the holder of such share of Series A Preferred Stock an amount in cash based upon the Current Market Price of the Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

     (f)  Intentionally Omitted.

     (g)  The Conversion Price shall be adjusted from time to time as follows:

          (i) If the Corporation shall after the Issue Date (A) pay a dividend or make a distribution to holders of its Common Stock in shares of Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) issue any shares of Common Stock by reclassification of its Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination, or reclassification. An adjustment made pursuant to this subsection (g)(i) shall become effective immediately after the opening of business on the day next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination, or reclassification and automatically without any further required action of the Corporation or the holders of Series A Preferred Stock.

          (ii) If the Corporation shall issue after the Issue Date rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share of Common Stock less than the Fair Market Value per share of Common Stock on the record date for the determination of holders of Common Stock entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the record date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the record date fixed for such determination and (B) the number of shares of Common Stock that the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants for Common Stock would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such record date (subject to paragraph (l) below). In determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than such Fair Market Value, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

         (iii) If the Corporation shall distribute to all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidence of its indebtedness or assets (excluding (x) cash dividends and distributions that were taken into account in calculating the dividend payable under Section 3(a), and (y) cash dividends and cash distributions to the extent that after giving effect to such dividends and distributions the fair market value of the assets of the Corporation exceed the sum of the liabilities of the Corporation, as determined in good faith by the Board of Directors) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them to subscribe for or purchase Common Stock or securities convertible into or exchangeable for Common Stock, which rights and warrants and convertible or exchangeable securities are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors in good faith) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below. Such adjustment shall become effective immediately upon the opening of business on the day next following the record date for the determination of stockholders entitled to receive such distribution (subject to paragraph (l) below). For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of stockholders entitled to such distribution of such Security, but also is required to be distributed with each share of Common Stock delivered to a person converting a share of Series A Preferred Stock after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a person converting a share of Series A Preferred Stock would no longer be entitled to receive such Security with a share of Common Stock (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the stockholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

          (iv) Notwithstanding the foregoing, no adjustment shall be made pursuant to the preceding clauses (ii) and (iii) that would result in any increase in the Conversion Price. No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subsection (g)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subsection (g)(iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Stock. Notwithstanding any other provisions of this Section 7, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any employee benefit or compensation plan or other plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (g) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such adjustments in the Conversion Price (but without adversely affecting the economic value of a share of Series A Preferred Stock), in addition to those required by this paragraph (g), as it in its discretion shall determine to be advisable in order that any Series A Preferred Stock dividends, subdivision of shares of Series A Preferred Stock, reclassification or combination of shares of Series A Preferred Stock, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to the holders of the Series A Preferred Stock shall not be taxable.

     (h) If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, share exchange, self tender offer for all or substantially all of the shares of Common Stock, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which subparagraph (g)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be exchanged for or converted into the right, or the holders of such shares shall otherwise be entitled, to receive securities or other property (including cash or any combination thereof), each share of Series A Preferred Stock shall upon the commencement of the Conversion Period be convertible into the kind and amount of shares of stock or securities and other property (including cash or any combination thereof) (the "Series A Preferred Stock Merger Consideration") receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction (unless, in connection with such Transaction, the shares of Series A Preferred Stock had been converted into the right to receive such consideration (and thus, are no longer outstanding)), assuming such holder of Common Stock is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person. In the event that holders of Common Stock have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such transaction the Corporation shall give prompt written notice to the holders of Series A Preferred Stock of such election, and the holders of Series A Preferred Stock shall also have the right to elect, by written notice to the Corporation, the form or type of consideration to be received upon conversion of shares of Series A Preferred Stock following consummation of such Transaction, and after such election the consideration thereby elected by holders of a majority of the shares of Series A Preferred Stock shall be the "Series A Preferred Stock Merger Consideration" for each share of Series A Preferred Stock. If holders of a majority of shares of Series A Preferred Stock fail to make such an election, the "Series A Preferred Stock Merger Consideration" for each share of Series A Preferred Stock shall be the consideration that a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction would receive if such holder of Common Stock failed to make such an election.

               The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (h), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Stock that will contain provisions enabling the holders of the Series A Preferred Stock that remains outstanding after such Transaction to convert their shares of Series A Preferred Stock into the consideration provided for herein and that shall preserve the distribution preference, conversion, redemption, and other rights set forth in this Certificate.



     (i)  If:

          (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (excluding cash dividends and cash distributions to the extent that after giving effect to such dividends and distributions the fair market value of the assets of the Corporation exceed the sum of the liabilities of the Corporation, as determined in good faith by the Board of Directors); or

          (ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock of the Corporation or any other rights or warrants; or

         (iii) there shall be any reclassification of the Common Stock (other than an event to which subparagraph (g)(i) of this Section 7 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a share exchange involving the conversion or exchange of Common Stock into securities or other property, or a self tender offer by the Corporation for all or substantially all of its outstanding Common Stock, or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety and for which approval of any stockholders of the Corporation is required; or

         (iv) if there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

         then the Corporation shall cause to be mailed to the holders of the Series A Preferred Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

     (j) In the event that a Cash Business Combination is to be consummated or proposed to the holders of Common Stock, the notice referred to in subparagraph (i)(iii) above shall specify such fact and such notice shall be mailed to the holders of the Series A Preferred Stock simultaneously with the mailing of notice to holders of Common Stock of the holding of a meeting or written consent or making of elections with respect to the Cash Business Combination. In such event, the holders of Series A Preferred Stock shall be permitted to tender their shares for conversion, in accordance with Section 7 hereof, and may condition such tender upon the consummation of such Cash Business Combination. Any such conversion of Series A Preferred Stock shall happen simultaneously with the consummation of the Cash Business Combination such that holders of Series A Preferred Stock receive, at the consummation of the Cash Business Combination, the consideration described in Section 7(h).

     (k) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file in the books and records of the Corporation and provide to each holder an officer's certificate setting forth the Conversion Price after such adjustment as required by the terms hereof and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of each share of Series A Preferred Stock at such holder's last address as shown on the stock records of the Corporation.

     (l) In any case in which paragraph (g) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fractional share of Common Stock.

     (m) There shall be no adjustment of the Conversion Price in case of the issuance of any capital stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value; provided, however, that multiple actions taken at or about the same time shall be subject to separate adjustments.

     (n) If the Corporation shall take any action affecting the Common Stock, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the Series A Preferred Stock, the Conversion Price for the Series A Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

(8)  Voting Rights.
     -------------

     (a) Holders of the Series A Preferred Stock will not have any voting rights, except as set forth in Section 3(j) or as set forth below or as otherwise from time to time required by law.

     (b) So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of this Certificate, the Amended and Restated Certificate of Incorporation or the amended and Restated Bylaws of the Corporation, increase the number of authorized shares of Series A Preferred Stock or create any additional class or series of Preferred Stock, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof in their capacity as holders of Series A Preferred Stock; but subject, in any event, to the following provisions:

          (i) With respect to the occurrence of any merger, consolidation or other business combination or reorganization, so long as shares of the Series A Preferred Stock remain outstanding with the terms thereof materially unchanged or, if the Corporation is not the surviving entity in such transaction, are exchanged for a security of the surviving entity with terms that are materially the same with respect to rights to dividends, liquidation or other distributions, voting, redemption and conversion as the Series A Preferred Stock (and with the terms of the Common Stock or such other securities for which the Series A Preferred Stock (or the substitute security therefor) is convertible materially the same with respect to rights to dividends, liquidation or other distributions, voting, redemption and conversion), the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series A Preferred Stock.

          (ii) Any creation or issuance of any class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to payment of dividends, redemption rights and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series A Preferred Stock.

          (iii) Any creation or issuance of any class or series of Preferred Stock (other than an issuance of additional shares of Series A Preferred Stock, as to which a class vote shall be required), or any increase in the amount of authorized shares of such series, in each case ranking on a parity with the Series A Preferred Stock with respect to payment of dividends, voting, redemption and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series A Preferred Stock if such issuance is done (x) in connection with an issuance of Preferred Stock in exchange for non-cash assets (including, without limitation, (i) securities, partnership interests, membership interests or other interests in an entity and (ii) real estate, personal property and intangibles), or (y) in connection with a bona fide capital raising transaction.

          (iv) Any creation or issuance of any class or series of Preferred Stock ranking senior to the Series A Preferred Stock with respect to the payment of dividends, redemption rights and the distribution of assets upon liquidation, dissolution or winding up, to the extent the issuance of such Preferred Stock was in compliance with the standard set forth in Section 9(c) hereof, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series A Preferred Stock.

     (c) The foregoing voting provisions will not apply if, at or prior to the time when the act, with respect to which such vote would otherwise be required, will be effected, all outstanding shares of Series A Preferred Stock shall have been converted and/or redeemed.

(9)  Ranking.  The Series A Preferred Stock shall be deemed to rank:
     -------

     (a) Senior to any class or series of capital stock of the Corporation, if such class or series shall be Common Stock or if the holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series, including Junior Preferred Stock ("Junior Stock");

     (b) On a parity with any other class or series of capital stock of the Corporation, if the holders of such other class or series of capital stock and the Series A Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per share or liquidation preferences, without preference or priority one over the other ("Parity Stock"); and

     (c) Junior only to (I) any indebtedness issued by the Corporation and (II) senior preferred stock (A) issued only for cash by the Corporation in a public offering, or (B) issued only for cash or property in an arm's length transaction
          (x) to one or more institutional investors who are (but for the shares of preferred stock so issued) not affiliated with the Corporation or any Affiliate (as defined in Section 10) thereof and (y) not in connection with any other transaction or transactions with any of such Affiliates and (z) which would be permitted by Section 10 if such shares of preferred stock were Junior Preferred Stock, and (C) in either case, the entire cash proceeds (net of any arm's length commissions paid to third parties who are not Affiliates) of which are contributed by the Corporation to the Partnership and used by the Partnership solely for (i) the acquisition of assets to be held in the Partnership's business, (ii) capital expenditures or maintenance expenses in respect of assets held by the Partnership, (iii) other ordinary course expenses of the Partnership, or (iv) repayment of indebtedness of the Partnership (including indebtedness convertible into preferred units of the Partnership junior to the Series Two Preferred Units and the Series Three Preferred Units of the Partnership or common units of the Partnership), and (v) none of which proceeds are used (AA) to purchase, redeem, retire or otherwise acquire directly or indirectly any preferred units of the Partnership junior to the Series Two Preferred Units and the Series Three Preferred Units of the Partnership or common units of the Partnership, or shares of Junior Preferred Stock or Common Stock of the Corporation, or options, warrants, rights to purchase or any other securities convertible into the foregoing (other than debt repayable pursuant to subclause (iv)) or (BB) to make distributions or to pay dividends in respect of any securities described in subclause (AA). Any references to the term "Affiliate" in this Section 9(c) (including by way of the cross-reference and incorporation in clause (z) of the preceding sentence) shall have the meaning given thereto in the Amended and Restated By-laws of the Corporation as of the date hereof (except that the 5% threshold referred to therein shall be deemed for these purposes to be a 10% threshold).

(10) Junior Preferred Stock.  The Corporation may, at its option, issue Junior
     ----------------------
     Preferred Stock in exchange for arm's length consideration, the adequacy of such consideration to be determined in good faith by the Board of Directors; provided, however, that the Corporation may not, without the consent of holders of a majority of the shares of the Series A Preferred Stock, (i) issue Junior Preferred Stock to any Affiliate (as such term is defined in the Amended and Restated By-Laws of the Corporation as of the date hereof) of the Corporation, (ii) distribute Junior Preferred Stock to any holder of Common Stock, (iii) issue Junior Preferred Stock ratably to holders of Common Stock for cash or any other consideration, or (iv) issue Junior Preferred Stock in exchange for Common Stock.

(11) Notices.  All notices, demand, requests or other communications which may
     -------
     be or are required to be given, served or sent hereunder will be in writing and delivered by certified U.S. mail, return receipt required, with postage prepaid, or by nationally recognized overnight courier service that provides tracking and proof of receipt.

     Notices shall be deemed delivered upon the earlier of (i) delivery, (ii) refusal of delivery by addressee, (iii) two Business Days after deposit in the U.S. Mails in the case of certified U.S. mail, or (iv) one Business Day after deposit with a nationally recognized overnight courier. Notices to holders of Series A Preferred Stock shall be sent to their address of record with the Corporation. Any holder of Series A Preferred Stock may change its address of record by written notice as given as aforesaid. Notices delivered to the Corporation shall be addressed to Boston Properties, Inc. Attn.: Chief Financial Officer, 8 Arlington Street, Boston, MA 02116 or to such other address as the Corporation may have notified holders in the manner provided in this Section 11.

(12) Certificates.  Notwithstanding anything to the contrary contained in the
     ------------
     foregoing Sections:

     (a) In the event of a redemption pursuant to Section 5, on or before the applicable Option Strike Date, a holder of shares of Series A Preferred Stock subject to such redemption shall surrender certificates ("Series A Certificates") representing such shares to the place or places designated by the Corporation in writing. The date on which the Corporation shall be required to pay to such holder the redemption price and the amounts required to be paid under Section 5(c) shall be the later of (i) the date set forth in the last paragraph of Section 5(b) and (ii) two Business Days after the date such Series A Certificates have been so surrendered. From and after the Option Strike Date, such Series A Certificates shall (subject to the last sentence of the first paragraph of Section 5(d)) represent only the right to receive the redemption price and the amounts required to be paid under Section 5(c), without interest thereon.

     (b) In the event of a conversion pursuant to Section 7, within 5 days of the Conversion Date, a holder of shares of Series A Preferred Stock subject to such conversion shall surrender Series A Certificates representing such shares to the place or places designated by the Corporation in writing. As promptly as practicable after the surrender of such Series A Certificates, the Corporation shall cause to be issued and delivered to such holder a certificate or certificates representing the number of full shares of Common Stock issuable upon such conversion. From and after the Conversion Date, such Series A Certificates shall represent only the right to receive the number of full shares of Common Stock issuable upon such conversion and the amounts required to be paid under Sections 7(c) and 7(e) (if such amounts have not yet been paid) without interest thereon.

     (c) A holder of Series A Preferred Stock shall be deemed to have surrendered the certificate or certificates representing such stock only if (i) the holder surrenders such certificate to the Corporation's headquarters, attention Chief Financial Officer, or to such other place as the Corporation may specify in writing in its Redemption Notice or Conversion Notice, and (ii) such surrendered certificate is duly endorsed or assigned to the Corporation or in blank and is accompanied by any other duly executed instruments of transfer that the Corporation or its transfer agent may reasonably specify.


(13) Status of Reacquired Stock.  All shares of Series A Preferred Stock which
     --------------------------
     shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued, shares or Preferred Stock, without designation as to series.

(14) In the event this Certificate of Designations is amended or modified by the parties hereto, the holders of the Series Two Preferred Units issued by the Partnership and the Series Three Preferred Units issued by the Partnership in accordance with the Source Agreements shall each have the right to elect, by vote of a majority-in-interest of such securities, to adopt amendments or modifications of their respective securities comparable to the amendments or modifications of this Certificate, and in the event of any modification or amendment of such securities, the holders of Series A Preferred Stock shall have the right to elect, by vote of a majority-in-interest of the Series A Preferred Stock, to adopt amendments or modifications of this Certificate of Designations comparable to amendments and modifications of such securities. The Corporation agrees for the benefit of the holders of Series A Preferred Stock that the Corporation, as the general partner of the Partnership, shall not permit the amendment or modification of such other securities without causing this Section 14 to be given full effect, and the Corporation shall take such action as is reasonably appropriate or necessary to give full effect to this Section 14.

 Exhibit A to the Certificate of Designations for the Series A Preferred Stock


                    NOTICE OF ELECTION BY HOLDER TO CONVERT
                  SERIES A PREFERRED STOCK INTO COMMON STOCK


     The undersigned holder of Series A Preferred Stock hereby (i) elects to convert the number of shares of Series A Preferred Stock in Boston Properties, Inc. (the "Corporation") set forth below into shares of Common Stock in accordance with the terms of the Certificate of Designations relating to the Series A Preferred Stock; and (ii) directs that any cash in lieu of fractional shares of Common Stock that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such shares of Series A Preferred Stock, free and clear of the rights or interests of any other person or entity other than the Corporation; (b) has the full right, power, and authority to cause the conversion of such shares of Series A Preferred Stock as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.


Name of holder of Series A Preferred Stock:  ___________________________________
                                             (Please Print: Exact Name as
                                              Registered with Corporation)


Date of this Notice:_________________________



Date the shares of Series A Preferred Stock are to be converted:_____________/1/


Number of shares of Series A Preferred Stock to be converted:_________________



     _____________________________________________________________________
     (Signature of Holder: Sign Exact Name as Registered with Corporation)


     _____________________________________________________________________
     (Street Address)


     _____________________________________________________________________
     (City)                    (State)                    (Zip Code)



     Signature Guaranteed by:


     _____________________________________________

________________________

/1/ Not earlier than 15 days nor later than 60 days after the date this Notice is deposited in the U.S. mails (certified mail, postage prepaid, return receipt requested) or deposited with a nationally recognized overnight courier guaranteeing next business day delivery.

 Exhibit B to the Certificate of Designations for the Series A Preferred Stock


                    NOTICE OF ELECTION BY HOLDER TO REDEEM
                       SERIES A PREFERRED STOCK FOR CASH


     The undersigned holder of Series A Preferred Stock hereby (i) elects to redeem the number of shares of Series A Preferred Stock in Boston Properties, Inc. (the "Corporation") set forth below for the redemption price determined in accordance with the terms of the Certificate of Designations (the "Certificate") relating to the Series A Preferred Stock; and (ii) directs that such redemption price be delivered by certified check to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such shares of Series A Preferred Stock, free and clear of the rights or interests of any other person or entity other than the Corporation;
(b) has the full right, power, and authority to cause the redemption of such shares of Series A Preferred Stock as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such redemption. The undersigned hereby acknowledges that, except as provided in the Certificate, dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accrue on the redemption date indicated below.


Name of holder of Series A Preferred Stock:  ___________________________________
                                             (Please Print: Exact Name as
                                              Registered with Corporation)


Date of this Notice:_________________________



Option Strike Date on which the shares of Series A Preferred Stock are to be redeemed:________________


Number of shares of  Series A Preferred Stock to be redeemed:_________________



     _____________________________________________________________________
     (Signature of Holder: Sign Exact Name as Registered with Corporation)


     _____________________________________________
     (Street Address)


     _____________________________________________
     (City)            (State)      (Zip Code)



     Signature Guaranteed by:


     _____________________________________________


Note: Redemptions are subject to reduction and proration as provided in the Certificate of Designations in respect of the Series A Preferred Stock.